SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 2, 2004

                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)



        California            000-1084047         95-4691878
     (State or other          (Commission      (I.R.S. Employer
       jurisdiction          File Number)       Identification
   of incorporation or                             Number)
      organization)


                     5072 North 300 West, Provo, Utah 84604

               (Address of principal executive offices)(zip code)



       Telephone number of registrant, including area code: (801) 371-0755

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Item 5.     Other Events and Regulation FD Disclosure.

     Effective January 2, 2004, Innovative Software Technologies, Inc. (the "Company"), Energy Professional Marketing Group, Inc. ("EPMG"), James Randolph Garn ("Garn") and Ethan Andrew Willis ("Willis") entered into a Memorandum of Understanding ("MOU") relating to certain claims previously made by Garn and Willis against the Company and others. As previously disclosed, the Company received written materials on September 26, 2003 from Garn and Willis asserting that they were entitled to rescind the Company's December 31, 2001 acquisition of EPMG from them because they were defrauded in connection with the acquisition.

     In the MOU, the parties agree to an adjustment of the business of EPMG and the establishment of an ongoing business relationship as described therein as a complete settlement of the disputed claims among them. The MOU provides, among other things, that the Company will cause EPMG to transfer certain assets to the Company and the Company will assume certain liabilities from EPMG and that at closing, the Company will transfer 100% of the EPMG stock to Garn and Willis in exchange for all of the capital stock of the Company owned by Garn and Willis.

     The MOU provides that a final Settlement and Reorganization Agreement will be prepared to implement the MOU. Under the MOU, the Company is to engage a qualified investment bank satisfactory to Garn and Willis to render a Fairness Opinion on the agreement. The MOU requires that the parties will work in good faith to complete closing within 30 days of the issuance of a Fairness Opinion. In the absence of a closing on or before March 15, 2004, Garn and Willis may terminate their obligations under the MOU.

     The summary of certain provisions of the MOU set forth above is qualified in its entirety by reference to the terms and provisions of the MOU, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7. Financial Statements and Exhibits.

     (c) EXHIBITS. The following exhibits are filed with this report:

         Exhibit No.     Description of Exhibit

         99.1 Memorandum of Understanding dated January 2, 2004, among Innovative Software Technologies, Inc., Energy Professional Marketing Group, Inc., James Randolph Garn and Ethan Andrew Willis.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          INNOVATIVE SOFTWARE TECHNOLOGIES, INC.


                           /s/ Douglas S. Hackett
                          ----------------------------------
                          Douglas S. Hackett, President and
                          Chief Executive Officer



      Date:   January 6, 2004




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                                    EXHIBIT INDEX







      EXHIBIT  NO.             DESCRIPTION OF EXHIBIT

      99.1                     Memorandum of Understanding dated
                               January 2, 2004, among Innovative Software
                               Technologies, Inc., Energy Professional
                               Marketing Group, Inc., James Randolph Garn and Ethan Andrew Willis.


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